Statements of Net Assets Available for Benefits - EBP 009 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at fair value	$ 3,436,443,181	$ 3,015,239,225
LNL investment contract, at contract value	404,468,759	414,453,295
Total investments	3,840,911,940	3,429,692,520
Notes receivable from participants	39,574,892	39,300,797
Contributions receivable from Employer	44,127,058	46,216,358
Net assets available for benefits	$ 3,924,613,890	$ 3,515,209,675